Exhibit 99.1

HanesBrands

1000 East Hanes Mill Road

Winston-Salem, NC 27105

(336) 519-8080

news release

FOR IMMEDIATE RELEASE

News Media, contact:	Matt Hall, (336) 519-3386
Analysts and Investors, contact:	TC Robillard, (336) 519-2115

HANESBRANDS NAMES INTERIM CHIEF FINANCIAL OFFICER

WINSTON-SALEM, N.C. (Jan. 14, 2020) – HanesBrands (NYSE:HBI) announced today that current Chief Accounting Officer and Controller M. Scott Lewis will serve as interim chief financial officer, effective Jan. 9, 2020. Executive recruiting specialist Crist|Kolder Associates is assisting the company in the ongoing comprehensive search to fill the previously announced CFO vacancy.

Lewis, 49, has served as chief accounting officer and controller since May 2015. He has held positions of increasing responsibility leading the accounting, reporting and tax functions since joining the company in 2006 from accounting, audit and tax consulting firm KPMG. Lewis is a certified public accountant and has expertise in public company auditing, merger and acquisition transactions, and Securities and Exchange Commission accounting and reporting requirements.

“We have a very strong global finance organization,” said Hanes Chief Executive Officer Gerald W. Evans Jr. “Scott is an accomplished finance professional well versed with our company and strategies. He will provide essential leadership during this transition.”

In its CFO search, HanesBrands is considering both internal and external candidates with significant experience and accomplishments in global strategy, finance, capital management, and operations support. Crist|Kolder Associates specializes in corporate executive leadership searches, assessments and recruiting. The firm has successfully assisted in the CFO searches for some of the largest U.S.-based public companies.

HanesBrands is a socially responsible leading marketer of everyday basic innerwear and activewear apparel in the Americas, Europe, Australia and Asia-Pacific under some of the world’s strongest apparel brands, including Hanes, Champion, Bonds, Maidenform, DIM, Bali, Playtex, Bras N Things, Nur Die/Nur Der, Alternative, L’eggs, JMS/Just My Size, Lovable, Wonderbra, Berlei, and Gear for Sports. More information may be found at www.Hanes.com/corporate.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains certain forward-looking statements, as defined under U.S. federal securities laws, with respect to our long-term goals and trends associated with our business, as well as guidance as to future performance. These forward-looking statements are based on our current intent, beliefs, plans and expectations. Readers are cautioned not to place any undue reliance on any forward-looking statements. Forward-looking statements necessarily involve risks and uncertainties, many of which are outside of our control, that could cause actual results to differ materially from such statements and from our historical results and experience. These risks and uncertainties include such things as: the highly competitive and evolving nature of the industry in which we compete; the rapidly changing retail environment; any inadequacy, interruption, integration failure or security failure with respect to our information technology; the impact of significant fluctuations and volatility in various input costs, such as cotton and oil-related materials, utilities, freight and wages; our ability to properly manage strategic projects in order to achieve the desired results; our ability to attract and retain a senior management team with the core competencies needed to support growth in global markets; significant fluctuations in foreign exchange rates; our reliance on a relatively small number of customers for a significant portion of our sales; legal, regulatory, political and economic risks related to our international operations; our ability to realize all of the anticipated benefits of acquisitions; and other risks identified from time to time in our most recent Securities and Exchange Commission reports, including our annual report on Form 10-K and quarterly reports on Form 10-Q. Since it is not possible to predict or identify all of the risks, uncertainties and other factors that may affect future results, the above list should not be considered a complete list. Any forward-looking statement speaks only as of the date on which such statement is made, and HanesBrands undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, other than as required by law.

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